Exhibit 99.3

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Acquisition of Kaneb Services, LLC & Kaneb Pipe Line Partners, L.P.

November 1, 2004

[GRAPHIC]	Valero L.P. Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of Valero L.P.  All forward-looking statements are based on the partnership’s beliefs as well as assumptions made by and information currently available to the partnership. These statements reflect the partnership’s current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the prospectus and prospectus supplement, Valero L.P.’s 2003 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

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Kaneb Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain of Kaneb’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in Kaneb’s business, and other risks and uncertainties detailed from time to time in Kaneb’s periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, Kaneb’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by Kaneb, or any other person, that the objectives and plans of Kaneb will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and Kaneb assumes no obligation to update any forward-looking statements.

Investor Notice

Valero L.P. (“Valero LP”), Kaneb Services LLC (“Kaneb Services”) and Kaneb Pipe Line Partners, L.P. (“Kaneb Partners”) will file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission.  Investors and security holders are urged to read carefully the joint proxy statement/prospectus when it becomes available because it will contain important information regarding Valero LP, Kaneb Services, Kaneb Partners and the merger.  A definitive joint proxy statement/prospectus will be sent to security holders of Valero LP, Kaneb Services, and Kaneb Partners seeking their approval of the merger transactions.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents containing information about Valero LP, Kanab Services, and Kaneb Partners, without charge, at the SEC’s web site at www.sec.gov.  Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to Kaneb Services or the respective partnerships.

Valero LP, Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb Services and of the respective general partners of Valero LP and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders.  Information about these persons can be found in Valero LP’s, Kaneb Services’, and Kaneb Partner’s respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the proxy statement/prospectus when it becomes available.

Management Presentation

Curt Anastasio	–	President and CEO,
Valero L.P.

Ed Doherty	–	Chairman and CEO,
Kaneb Pipe Line Partners, L.P.

Steve Blank	–	CFO,
Valero, L.P.

Transaction Summary

•                  Valero LP (NYSE: VLI) to acquire Kaneb Services (NYSE: KSL) and Kaneb Pipe Line Partners (NYSE: KPP) for $2.8 billion

•                  VLI will acquire KSL for $43.31 cash per share

•                  VLI will acquire KPP for $61.50 per unit, subject to a fixed value collar of +/- 5%

•                  Upon closing, Valero Energy (NYSE: VLO) will continue to own 100% of the GP of VLI and 21% of the common units

•                  Upon closing, VLI intends to recommend an increase in its common unit distribution to $3.42 per unit

•                  Expect transaction to close in the 1st quarter 2005

Strategic Rationale

•                  Creates the largest terminal operator and 2nd largest petroleum liquids pipeline operator in the U.S.

•                  Transaction is expected to be cash flow accretive to both VLI and KPP unitholders

•                  Expect to achieve at least $25 million in synergies

•                  Greatly expands geographic presence and enhances growth prospects

•                  Diversifies VLI’s customer base

•                  Relationship with Valero Energy creates additional opportunities

The Combined Enterprise

•                  Creates one of the largest MLPs with an enterprise value of approximately $4.3 billion

•                  Combined entity will operate around 9,700 miles of refined product and crude pipelines

•                  101 terminals with approx. 85 million barrels of storage capacity

•                  Combined partnership expected to be rated investment grade by Moody’s and S&P

•                  Bill Greehey will remain Chairman of the Board and Curt Anastasio will remain President and CEO

•                  Headquartered in San Antonio

Kaneb Overview

•                  Kaneb operates as a single business represented by two NYSE companies

•                  Kaneb Services LLC (“KSL”) - Owns the General Partner

•                  Kaneb Pipe Line Partners (“KPP”) - The Master Limited Partnership

•                  KPP owns and operates mid-stream energy assets consisting primarily of refined petroleum products and ammonia pipelines, petroleum and specialty liquids storage and terminaling facilities

•                  Pipeline Operations

•                  Four pipeline systems in Mid-western United States

•                  Over 5,000 miles of pipeline

•                  25 pipeline terminals, approx. 7.7 million barrels of storage

•                  Terminal Operations

•                  54 facilities with approx. 60 million barrels of storage

•                  Product Sales Operations

•                  Deliver bunker fuel to ships in the Caribbean and Nova Scotia, Canada

Kaneb System Overview

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Key Statistics:

•     3,080 miles of refined product pipelines

•     2,000 mile ammonia pipeline

•     54 terminal facilities with approx. 60 million barrels of storage

•     25 associated pipeline terminals with approx. 7.7 million barrels of storage

Benefits to Kaneb Investors

•                  Offer represents a 38% premium to KSL shareholders

•                  Over 20% premium to KPP unitholders

•                  KPP unitholders also expected to realize a 9% increase in their total distribution

•                  Going forward, KPP unitholders to benefit from:

•                  Broader geographic platform and better diversity of operations

•                  Lower GP split means more cash available to LPs

•                  Lower cost of capital

•                  Significant synergies

•                  Improved platform for growth

•                  Growth opportunities with the leading independent refining company in North America

Valero L.P. System Overview

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Key Statistics:

•                  3,800 miles of refined product pipelines

•                  800 miles of crude oil pipelines

•                  22 terminals with 4.5 million barrels of refined product storage capacity

•                  4 primary crude oil storage tank facilities with 12.6 million barrels of crude oil storage capacity

Combined Operations

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Pro Forma Key Statistics:

•                  Around 9,700 miles of crude and refined product pipeline

•                  101 terminal facilities and 4 crude oil storage tanks with around 85 million barrels of storage

Combined Pipeline Operations

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Combined Terminal Operations

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Better Earnings Diversity

Percent of Operating Income by Segment

VLI	[CHART]	Combined Operations(1)
[CHART]
KPP(1)	[CHART]

(1)         Excludes operating income of Martin Oil, a marketing subsidiary of KSL.

Note: Percentage of total operating income is for the nine months ended September 30, 2004

Less Dependence on One Customer

Pre-Merger Customer Base	Pro Forma Post-Merger Customer Base(1)

[CHART]	[CHART]

•                  Dependence on McKee System reduced from 40% to 15% of EBITDA

(1)         Excludes revenue of Martin Oil, a marketing subsidiary of KSL.

Note: Percentages based on total revenues for the nine months ended September 30, 2004

Financial Highlights

(Dollars in 000s, except per unit amounts)

	Valero L.P. YTD 9/30/04		Kaneb Partners YTD 9/30/04
Net Income applicable to LPs	$54,612		$59,883
EPU	$2.37		$2.11
EBITDA	$99,229		$144,035
Distributable Cash Flow	$76,690		$91,804
Distributable Cash Flow applicable to Limited Partners	$67,942		$83,768
Distribution paid to Limited Partners	$55,299		$72,219
Coverage Ratio applicable to LPs	1.23	x	1.16	x
Debt-to-capitalization	47.4%		57.9%

Financing Plan

(Dollars in millions)
Sources of Funds:
Valero L.P. common unit exchange(1)	$1,422
New debt issuance	550
Less: cash assumed	(79)
Debt assumed at book value	686
Debt assumed FV write-up	44
Other liabilities assumed	180
Valero Energy capital contribution to maintain 2% GP	28
Total Sources	$2,831

Uses of Funds:
Current Assets	$112
Property, Plant & Equipment	1,681
Other Assets	34
Goodwill & other intangible assets	1,004
Total Uses	$2,831

(1)          Assuming exchange at mid-point of fixed value collar

Pro Forma Assumptions

Closing Date:	Assumed at December 31, 2004
Forecast:	2004: Based on 9 mos. actuals and 4th quarter forecasts for each entity
2005: Internal forecasts for each entity
Distribution:	GP’s incentive distribution limited to 25%. Adopt Kaneb’s distribution of $3.42 per unit. Distributable cash flow accretion calculated assuming distribution of all distributable cash flow.
Synergies:	$25 million per year
Units Outstanding:	47.9 million units outstanding pro forma
Fixed Value Collar:	Baseline value set at $61.50 and exchange ratio of 1.074 VLI units for each KPP unit
Interest Rates:	Interest rate on new term debt at 6.5%
Interest rate on revolving credit debt at 4%
Debt Assumption/Refinancing:	VLI will assume KPP’s public debt and refinance bank debt
KSL Purchase:	To be paid in cash and debt-financed by VLI in either the public or bank market

Pro Forma Statistics

•                  Expected synergies of $25 million to come from . . .

•      Terminal operations - $6 million

•      Pipeline operations - $5 million

•      Corporate expense reduction & other - $10 million

•      Operating cost reductions - $4 million

•                  $365 million of 2005 projected pro forma EBITDA

•                  2005 pro forma distributable cash flow accretion of 37 cents per unit

•                  Pro forma debt-to-capitalization ratio at approximately 46%

•                  Expected to be investment grade rated

Great Combination for Investors

•                  Distributable Cash Flow accretive

•                  To recommend an increase in the distribution from $3.20 to $3.42 per unit for VLI unitholders

•                  KPP unitholders total distribution increases due to additional units

•                  Better earnings diversification

•                  Broader scope of operations creates platform for growth

•                  Relationship to Valero Energy expands opportunities

Going Forward -well positioned to continue delivering industry leading distribution growth

Appendix

Fixed Value Collar

Fixed Value Collar Structure

	Valero L.P.	Kaneb	Ratio
-10%	$51.53	$58.26	1.131
-9%	52.10	58.91	1.131
-8%	52.67	59.56	1.131
-7%	53.24	60.21	1.131
-6%	53.82	60.85	1.131
-5%	54.39	61.50	1.131
-4%	54.96	61.50	1.119
-3%	55.53	61.50	1.107
-2%	56.11	61.50	1.096
-1%	56.68	61.50	1.085
Baseline	57.25	61.50	1.074
+1%	57.82	61.50	1.064
+2%	58.40	61.50	1.053
+3%	58.97	61.50	1.043
+4%	59.54	61.50	1.033
+5%	60.11	61.50	1.023
+6%	60.69	62.09	1.023
+7%	61.26	62.67	1.023
+8%	61.83	63.26	1.023
+9%	62.40	63.84	1.023
+10%	62.98	64.43	1.023

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Reconciliation of Net Income to EBITDA and Distributable Cash Flow

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):

	YTD 9/30/2004		2005
	Valero L.P.	Kaneb Partners	Projected Pro Forma
Net income	$59,063	$67,123	$176,255
Plus net interest expense & other	15,630	32,180	94,449
Plus depreciation & amortization	24,536	41,677	94,034
Plus income tax expense	n/a	3,055	n/a
EDITDA	99,229	144,035	364,738
Less VLI’s Skelly interest	121	n/a	n/a
Less interest expense	(15,630)	(31,389)	(92,455)
Less income taxes	—	(3,403)	(4,188)
Less reliability capital	(7,030)	(17,439)	(46,427)
Distributable Cash Flow	76,690	91,804	221,668